BLACKROCK FUNDS II

SUPPLEMENT DATED SEPTEMBER 21, 2007
TO THE BLACKROCK LIFECYCLE PREPARED PORTFOLIOS PROSPECTUSES
DATED JUNE 11, 2007

SUPPLEMENT DATED SEPTEMBER 21, 2007
TO THE BLACKROCK PREPARED PORTFOLIOS PROSPECTUSES
DATED DECEMBER18, 2006, AS SUPPLEMENTED FEBRUARY 1, 2007, AS AMENDED JUNE 1, 2007

Effective September 24, 2007, the section entitled "DESCRIPTION OF UNDERLYING FUNDS—FIXED INCOME FUNDS—MASTER BOND PORTFOLIO" in the Prospectuses is hereby replaced in its entirety with the following:

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Total Return Portfolio	0.12%	The fund seeks to realize a total return that exceeds that of the Lehman
Brothers U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to
25% of its net assets in fixed-income securities of issuers outside the United
States. Fund management anticipates that the fund's investments in non-U.S.
securities will primarily be in issuers in Canada, the developed countries of
Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed-
income securities of any duration or maturity.

PRO-PREP-SUP-SEP07